Exhibit 4.1


                                  [SCOR LOGO]



                       SPECIFIC STOCK OPTIONS PLAN FOR THE
                   SUBSCRIPTION OF SHARES TO BE ISSUED DATED
                                AUGUST 25, 2004




                                     RULES





             BENEFICIARIES NON-RESIDENTS IN FRANCE FOR TAX PURPOSES

                                    CONTENTS

   |X|     Description of the plan......................................... 1
   |X|     Characteristics of the shares to be subscribed.................. 2
   |X|     Selling shares...................................................2
   |X|     Practical procedures ............................................3
   |X|     Taxation.........................................................5
   |X|     Management of the plan ......................................... 5






         |X|     Appendix 1:  Exercise of options declaration form

         |X|     Appendix 2:  Application for conversion to bearer form

         |X|     Appendix 3:  Application for conversion to bearer and

                              sale of shares form



         For additional inforamtion, please contact:

         SCOR
         Human Resources

         or
         BNP PARIBAS SECURITIES SERVICES
         GIS-Emetteurs
         Stock Options
         75450 PARIS CEDEX 09
         FRANCE

                            DESCRIPTION OF THE PLAN

Beneficiaries                           Senior  managers  and  members  of  SCOR
                                        Group personnel designated by the Board of Directors are the beneficiaries of these options for the subscription of new shares to be issued.

Grant letter                            All   beneficiaries   have   received  a
                                        personal letter informing them of the number of the options that have been allocated and mentioning the price at which each option to subscribe may be exercised:
                                        The conditions to exercise the options are defined hereinafter.


Subscription price                      The price at which the  shares  shall be
                                        subscribed  under the  option  plan i.e.
                                        the  price  at  which   the   option  to
                                        subscribe  may be  exercised  is  (euro)
                                        1.14 per share.

                                        It  is  the   price   to  be   paid   by
                                        beneficiaries on the day they decide to exercise their options, that is to buy the shares under options.

                                        One option gives the right to subscribe to one share to be issued.


Exercis of options                      Beneficiaries may exercise their options
                                        in one or several operations,  from 26th
                                        August   2008  until  25th  August  2014
                                        included, with a minimum of 1000 shares per exercise of option.

                                        However,    in   the    event   of   the
                                        beneficiary's    death   or   invalidity
                                        (corresponding   to  the   2nd  and  3rd
                                        categories of the French Social Security
                                        Code)  or,  if the  Board  of  directors
                                        decides  an  accelerated  vesting,  of a
                                        takeover   bid  or   public   offer   of
                                        exchange, the options may be exercised in advance, before 26th August 2008.

                                        During certain transactions affecting the authorized capital, the Board of Directors reserves the right to suspend exercise of options temporarily, for a maximum of three months.


Conditions                              Exercise  of  options  is subject to the
                                        condition that beneficiaries have not resigned or been dismissed or laid off at the time options are exercised (date as postmark of the resignation, dismissal or lay-off letter).

                                        In  the   case  of   retirement,   early
                                        retirement, posting within the Group, or
                                        secondment  at the  Group's  request  to
                                        another   company,   beneficiaries   may
                                        exercise  their options from 26th August
                                        2008 until expiry of the plan, that is until 25th August 2014 included.

                                        The  right  to   exercise   options   to
                                        subscribe to new shares may be neither sold nor donated.

                                        However,   according   to  the  law,  if
                                        beneficiaries   die  in   employment  or
                                        retirement, their heirs may exercise all or part of the options but solely within six months of the death, even if this occurs before 26th August 2008.

Financing of exercise options           The  full  subscription  price  must  be
                                        settled when options are exercised.

                                        Beneficiaries    wishing    to    obtain
                                        financing   for  share   purchase   must
                                        contact  their   financial   institution
                                        before exercising their options.

Capital transactions                    In principle, the number of shares under
                                        options and their subscription price are
                                        fixed   throughout   the   life  of  the
                                        options. However, French law provides for specific and limited adjustments when certain capital transactions modify the initial terms and conditions of the options to subscribe.


                           CHARACTERISTICS OF SHARES TO BE
                           SUBSCRIBED

Delivery of shares                      The shares to be subscribed  pursuant to
                                        the  exercise of options will be entered
                                        as    registered    securities   in   an
                                        individual account opened in the name of
                                        the    beneficiary    by   BNP   PARIBAS
                                        Securities Services.

                                        Beneficiaries will not have to pay any custodial or management fees while the shares remain registered in their name at BNP PARIBAS Securities Services.

Rights to dividends                     Beneficiaries benefit of the same rights
                                        as  ancient  shareholders  from the date
                                        their  shares  are  subscribed.   Shares
                                        resulting from exercise of options will give rise to the next dividend payable.

                                 SELLING SHARES


Principle                               Shares   subscribed   pursuant   to  the
                                        exercise of options may be freely sold as soon as they are acquired.

                                        As shares  can only be sold on the stock
                                        exchange   in   the   form   of   bearer
                                        securities, beneficiaries must convert them before selling.


                              PRACTICAL PROCEDURES

Exercise of option                      To exercise his options, the beneficiary
                                        shall  send  to BNP  PARIBAS  Securities
                                        Services the following documents:

                                        o the  exercise  of  option  declaration
                                          (Appendix  1) ,  duly  filled  in  and
                                          signed,   which   serves  as  a  share
                                          subscription order;

                                        o a bank  check  for the full  amount of
                                          subscription  price  made  out  to BNP
                                          PARIBAS    Securities    Services   or
                                          transfer  the  funds on the  following
                                          account  :   BIC   Code  /   SWIFT   -
                                          PARBFRPPXXX,   number :   41329  00001
                                          0000084009P 04

                                        o all payments  have to be made in EUROS
                                          to BNP PARIBAS Securities Services.

                                        The  shares  shall  be  freely  sold  or
                                        transferred  after a ten-days period, if
                                        they  are  financed  by  a  check,   and
                                        immediately if they are financed by a transfer.

                                        The date of receipt of this exercise of option declaration together with the corresponding payment, by BNP PARIBAS Securities Services shall be considered as the date of exercise of the options and the date of the subscription of the shares(1).

                                        A confirmation notice (see MANAGEMENT OF
                                        THE PLAN) will be sent to beneficiaries few days after the operation has been executed.


_______________________________
(1) The stock exchange price for Scor shares (first listed price) on that date shall be used as a reference for calculating the capital gain (concern only French resident beneficiaries).

Sale of shares                          Beneficiaries  may  opt  to  sell  their
                                        shares through two channels:

                                     1) Have the shares transferred to their own
                                        financial intermediary, who will effect the sale.

                                        In this case the following documents must be sent to BNP PARIBAS Securities Services(2):

                                        o the application  for share  conversion
                                          to bearer  duly  filled in and  signed
                                          (Appendix 2),

                                        o the    details   of   the    financial
                                          intermediary    (bank,    stockbroker,
                                          savings  bank,   etc.)  to  which  the
                                          shares should be  transferred,  in the
                                          form   of   a   Bank    Identification
                                          Statement (rib).

                                          Important:  transferring  shares to an
                                          account domiciled outside France often
                                          takes a considerable time,  regardless
                                          of the country involved, up to several
                                          weeks for some financial institutions.


                                    2) Ask BNP PARIBAS Securities Services to sell the shares. However, it should be pointed out that BNP PARIBAS Securities Services can only carry out a sale `AT MARKET ORDER' or `AT A LIMIT price'.

                                        In this case beneficiaries must send the
                                        following   documents   to  BNP  PARIBAS
                                        Securities Services.

                                        o the application  for share  conversion
                                          to  bearer  and  sale of  shares  duly
                                          filled in and signed (Appendix 3),

                                        o a Bank Identification  Statement (rib)
                                          on  the  account  to  which  the  sale
                                          price, less fees and duties, should be
                                          transferred.

                                        For this transaction, stock exchange brokerage fees together with BNP PARIBAS Securities Services' handling commission will be deducted from the gross sale price.

                                        For beneficiaries not residing in the EEC, they may be subject to others taxes.


_______________________________
(2) BNP PARIBAS SECURITIES SERVICES - GIS Emetteurs Stock Options - 75450 PARIS Cedex 09 - FRANCE

                                    TAXATION


                                        In principle the tax and social security legislation applicable is that of the country in which the beneficiary is domiciled.

                                        Beneficiaries    are   responsible   for
                                        acquainting  themselves  of  and  comply
                                        with  their  obligations   arising  from
                                        grant  or   exercise   of   options   or
                                        subsequent    sale   of   shares   under
                                        applicable tax, social security or other regulations and shall bear all charges resulting therefrom.


                             MANAGEMENT OF THE PLAN

                                        Shares   purchased   when   options  are
                                        exercised will be managed by BNP PARIBAS
                                        Securities Services.

                                        After  each   exercise   of  option,   a
                                        confirmation notice will be sent to beneficiaries containing the following information:

                                        o the date of the exercise of option,

                                        o the number of shares purchased,

                                        o the total cost of shares purchased,

                                        o the number of shares still  available,
                                          if any.


_______________________________



ANNEXE 1
---------------------------------                     -----------------------------------------------------
     Document a adresser a /                               Plan d'Options de souscription d'actions SCOR
    Document to be sent to:         [SCOR LOGO]                            du 25 aout 2004
                                                             Stock Options plan SCOR of 25 August 2004
BNP PARIBAS SECURITIES SERVICES
        G.I.S. EMETTEURS
    LES COLLINES DE L'ARCHE
      75450 PARIS CEDEX 09

-----------------------------------------------------------------------------------------------------------
DEMANDE de LEVEE IRREVOCABLE SIMPLE
        FINANCEMENT ASSURE PAR LE BENEFICIAIRE DES LA SIGNATURE DU PRESENT BULLETIN
REQUEST FOR THE IRREVOCABLE EXERCISE OF OPTIONS
        FINANCING PROVIDED BY THE BENEFICIARY UPON SIGNATURE OF THE PRESENT FORM
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Nom et prenom (en majuscules)
Name and forename (in capitals)
-----------------------------------------------------------------------------------------------------------
Date et lieu de naissance        |___/___/_____|      |____________________| |____|  |____________________|
(mention obligatoire)             Date de naissance      Lieu de naissance: Ville, Departement, Pays
Date and place of birth           Date of birth          Place of birth: Town, County, Country
(compulsory mention)
-----------------------------------------------------------------------------------------------------------
Nationalite / Nationality
-----------------------------------------------------------------------------------------------------------
Numero de Securite Sociale       |___|___|___|___|____|____|
(for French resident only)
-----------------------------------------------------------------------------------------------------------
Adresse du domicile fiscal
Address of tax domicile
-----------------------------------------------------------------------------------------------------------
Adresse courrier (si differente)
Postal address (if different)
-----------------------------------------------------------------------------------------------------------

Ayant recu du Conseil  d'Administration  de la societe SCOR, en date du 25 aout 2004,  une  attribution
d'options de souscription  d'actions SCOR au prix d'exercice de (euro) 1.14,  declare demander la levee irrevocable (1) des options dont je suis titulaire et en consequence souscrire ........................
actions SCOR (minimum 1000 actions par souscription).

Pursuant to the decision  taken by the Board of Directors of SCOR on August 25, 2004 to allot an option to  subscribe  to shares SCOR at an  exercise  price of (euro)  1,14,  hereby  request the  irrevocable exercise (1) of the options held in my name and, accordingly, subscribe to...................... shares
SCOR (minimum 1000 shares per subscription).


FINANCEMENT DE LA LEVEE (nombre d'actions  souscrites x prix d'exercice)
PAYMENT (number of shares subscribed to x exercise price)

Je joins a ce  document  un cheque  bancaire  ou postal  libelle a l'ordre  de BNP  Paribas  Securities
Services ou un virement  en euros sur le compte:
BIC Code / SWIFT: PARBFRPPXXX, numero:  41329 00001 0000084009P 04 de ........................... (euro)
representant le montant de ma levee d'options.
I enclose a bank or post office cheque made out to BNP Paribas Securities  Services by direct  transfer of euros into account:
BIC Code / SWIFT: PARBFRPPXXX, number: 41329 00001 0000084009P 04 or in an amount of (euro) ...........
representing the amount due on the exercise of the above options.


FORME JURIDIQUE DES TITRES
SHARE REGISTRATION
Les actions SCOR issues de ma levee d'options seront inscrites au moment de leur levee au nominatif pur sur un compte a mon nom aupres de BNP Paribas Securities Services.

The SCOR shares received upon the exercise of the above options are to be held in registered form in an account opened in my name at the Issuers Department of BNP Paribas Securities Services.



Fait a / Done at: .....................................

Date / Date: ...............................................

Signature (2): ...............................................

                                                                             1/3


ANNEXE 1
---------------------------------                   -------------------------------------------------------
   Document a conserver par /       [SCOR LOGO]         Plan d'Options de souscription d'actions SCOR
     Document kept by SCOR:                                            du 25 aout 2004
              SCOR                                        Stock Options plan SCOR of August 25, 2004

 Direction Ressources Humaines

-----------------------------------------------------------------------------------------------------------
DEMANDE de LEVEE IRREVOCABLE SIMPLE
        FINANCEMENT ASSURE PAR LE BENEFICIAIRE DES LA SIGNATURE DU PRESENT BULLETIN
REQUEST FOR THE IRREVOCABLE EXERCISE OF OPTIONS
        FINANCING PROVIDED BY THE BENEFICIARY UPON SIGNATURE OF THE PRESENT FORM
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Nom et prenom (en majuscules)
Name and forename (in capitals)
-----------------------------------------------------------------------------------------------------------
Date et lieu de naissance        |___/___/_____|      |____________________| |____|  |____________________|
(mention obligatoire)             Date de naissance      Lieu de naissance:  Ville, Departement, Pays
Date and place of birth           Date of birth          Place of birth:  Town, County, Country
(compulsory mention)
-----------------------------------------------------------------------------------------------------------
Nationalite / Nationality
-----------------------------------------------------------------------------------------------------------
Numero de Securite Sociale       |___|___|___|___|____|____|
(for French resident only)
-----------------------------------------------------------------------------------------------------------
Adresse du domicile fiscal
Address of tax domicile
-----------------------------------------------------------------------------------------------------------
Adresse courrier (si differente)
Postal address (if different)
-----------------------------------------------------------------------------------------------------------

Ayant recu du Conseil  d'Administration  de la societe SCOR, en date du 25 aout 2004,  une  attribution
d'options de souscription  d'actions SCOR au prix d'exercice de (euro) 1.14,  declare demander la levee irrevocable (1) des options dont je suis titulaire et en consequence souscrire ........................
actions SCOR  (minimum  1000 actions par souscription).

Pursuant to the decision  taken by the Board of Directors of SCOR on August 25, 2004 to allot an option to  subscribe  to shares SCOR at an  exercise  price of (euro)  1,14,  hereby  request the  irrevocable exercise (1) of the options held in my name and, accordingly, subscribe to...................... shares
SCOR(minimum 1000 shares per subscription).


FINANCEMENT DE LA LEVEE (nombre d'actions  souscrites x prix d'exercice)
PAYMENT (number of shares subscribed to x exercise price)

Je joins a ce  document  un cheque  bancaire  ou postal  libelle a l'ordre  de BNP  Paribas  Securities
Services ou un virement  en euros sur le compte:
BIC Code / SWIFT: PARBFRPPXXX, numero:  41329 00001 0000084009P 04 de .......................... (euro)
representant le montant de ma levee d'options.
I enclose a bank or post office  cheque made out to BNP Paribas  SecuritiesServices by direct  transfer of euros into account:
BIC  Code  /  SWIFT:  PARBFRPPXXX,  number:  41329  00001  0000084009P  04 or in an  amount  of  (euro)
...........................................  representing  the amount due on the  exercise  of the above options.


FORME JURIDIQUE DES TITRES
SHARE REGISTRATION

Les actions SCOR issues de ma levee d'options seront inscrites au moment de leur levee au nominatif pur sur un compte a mon nom aupres de BNP Paribas Securities Services.

The SCOR shares received upon the exercise of the above options are to be held in registered form in an account opened in my name at the Issuers Department of BNP Paribas Securities Services.



Fait a / Done at:  .....................................

Date / Date:  ...............................................

Signature (2):  ...............................................

                                                                             2/3


ANNEXE 1
---------------------------------                   -------------------------------------------------------
   Document a conserver par /       [SCOR LOGO]         Plan d'Options de souscription d'actions SCOR
       Document kept by:                                               du 25 aout 2004
                                                          Stock Options plan SCOR of 25 August 2004
        le beneficiaire
        the beneficiary

-----------------------------------------------------------------------------------------------------------
DEMANDE de LEVEE IRREVOCABLE SIMPLE
        FINANCEMENT ASSURE PAR LE BENEFICIAIRE DES LA SIGNATURE DU PRESENT BULLETIN
REQUEST FOR THE IRREVOCABLE EXERCISE OF OPTIONS
        FINANCING PROVIDED BY THE BENEFICIARY UPON SIGNATURE OF THE PRESENT FORM
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Nom et prenom (en majuscules)
Name and forename (in capitals)
-----------------------------------------------------------------------------------------------------------
Date et lieu de naissance        |___/___/_____|      |____________________| |____|  |____________________|
(mention obligatoire)             Date de naissance      Lieu de naissance:  Ville, Departement, Pays
Date and place of birth           Date of birth          Place of birth:  Town, County, Country
(compulsory mention)
-----------------------------------------------------------------------------------------------------------
Nationalite / Nationality
-----------------------------------------------------------------------------------------------------------
Numero de Securite Sociale       |___|___|___|___|____|____|
(for French resident only)
-----------------------------------------------------------------------------------------------------------
Adresse du domicile fiscal
Address of tax domicile
-----------------------------------------------------------------------------------------------------------
Adresse courrier (si differente)
Postal address (if different)
-----------------------------------------------------------------------------------------------------------

Ayant recu du Conseil  d'Administration  de la societe SCOR, en date du 25 aout 2004,  une  attribution
d'options de souscription  d'actions SCOR au prix d'exercice de (euro) 1.14,  declare demander la levee
irrevocable    (1)   des   options   dont   je   suis   titulaire   et   en    consequence    souscrire
....................................... actions SCOR (minimum 1000 actions par souscription).

Pursuant to the decision  taken by the Board of Directors of SCOR on August 25, 2004 to allot an option to  subscribe  to shares SCOR at an  exercise  price of (euro)  1,14,  hereby  request the  irrevocable exercise (1) of the options held in my name and, accordingly, subscribe to...................... shares
SCOR(minimum 1000 shares per subscription) .


FINANCEMENT DE LA LEVEE (nombre d'actions  souscrites x prix d'exercice)
PAYMENT (number of shares subscribed to x exercise price)

Je joins a ce document un cheque bancaire ou  postal  libelle  a  l'ordre  de  BNP  Paribas  Securities
Services ou un virement en euros sur le compte:
BIC Code / SWIFT: PARBFRPPXXX, numero:  41329 00001 0000084009P 04 de .......................... (euro)
representant le montant de ma levee d'options.
I enclose a bank or post office cheque made out to BNP Paribas  Securities  Services by direct transfer of euros into account:
BIC  Code  /  SWIFT:  PARBFRPPXXX,  number:  41329  00001  0000084009P  04 or in an  amount  of  (euro)
...........................................  representing  the amount due on the  exercise  of the above options.


FORME JURIDIQUE DES TITRES
SHARE REGISTRATION
Les actions SCOR issues de ma levee d'options seront inscrites au moment de leur levee au nominatif pur sur un compte a mon nom aupres de BNP Paribas Securities Services.
The SCOR shares received upon the exercise of the above options are to be held in registered form in an account opened in my name at the Issuers Department of BNP Paribas Securities Services.



Fait a / Done at:  .....................................

Date / Date:  ...............................................

Signature (2):  ...............................................

                                                                             3/3


ANNEXE 2
-------------------------------                      -------------------------------------------------------
  Document a transmettre par
           fax a:                                                       Plans d'Options
 Document to be sent per fax:       [SCOR LOGO]                     Stock Options Plans SCOR

BNP PARIBAS SECURITIES SERVICES
        G.I.S. EMETTEURS
         STOCK OPTIONS
    LES COLLINES DE L'ARCHE
      75450 PARIS CEDEX 09

-------------------------------------------------------------------------------------------------------------
DEMANDE DE CONVERSION AU PORTEUR
REQUEST FOR TRANSFERRING THE SHARES IN BEARER FORM
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Nom et prenom (en majuscules)
Name and forename (in capitals)
-----------------------------------------------------------------------------------------------------------
Date et lieu de naissance        |___/___/_____|      |____________________| |____|  |____________________|
(mention obligatoire)             Date de naissance      Lieu de naissance:  Ville, Departement, Pays
Date and place of birth           Date of birth          Place of birth:  Town, County, Country
(compulsory mention)
-----------------------------------------------------------------------------------------------------------
Nationalite / Nationality
-----------------------------------------------------------------------------------------------------------
Numero de Securite Sociale       |___|___|___|___|____|____|
(for French resident only)
-----------------------------------------------------------------------------------------------------------
Adresse du domicile fiscal
Address of tax domicile
-----------------------------------------------------------------------------------------------------------
Adresse courrier (si differente)
Postal address (if different)
-----------------------------------------------------------------------------------------------------------

detenteur  de  .....................  actions  SCOR,  creees  dans  le  cadre  de  plans  d'options  de souscription / d'achat, demande par la presente la conversion au porteur de:

holder of  ........................  shares SCOR,  created  through  Options  Plans of  subscription  /
purchase, demands through this document the transfer of my shares in bearer form:

-       Actions:  .................. (nombre en chiffres) ........................ (nombre en lettres),
-       Shares:  ................... (number in figures) ......................... (number in letters),


ainsi que le virement de ces titres au credit de mon compte:
as well as the shares transfer to be credited on my account:
--------------------------------------------------------------------------------------------------------------------------
Coordonnees  bancaires  d'un  compte en  France  (joindre  un releve  d'identite bancaire (RIB), postal 'RIP) ou Caisse
d'Epargne (RICE):

Nom de la banque: .........................................................................................................

      Code banque           |           Code guichet     |      Numero de compte                          |     Cle
                            |                            |                                                |
      |     |       |       |      |     |       |       |      |      |      |      |      |      |      |      |      |
      |     |       |       |      |     |       |       |      |      |      |      |      |      |      |      |      |
----------------------------------------------------------------------------------------------------------------------------
Coordonnees bancaires d'un compte hors de France / Bank information on an account abroad:
-----------------------------------------------------------------------------------------

Reference codee de la banque:   |__|__|__|__|__|__|__|__|__|__|  Reference codee du guichet ou agence:   |__|__|__|__|__|
Coded  reference  of the bank:                                   Coded reference of the branch or agency:

Reference du compte premiere partie / Reference of the account first part: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Reference du compte deuxieme partie:  |__|__|__|__|__|__|__|__|__|__| Element de controle final:  |__|__|__|__|__|
Reference of the account second part:                                 Element of final control:

Code SWIFT (ou code BIC) / SWIFT code (or BIC code):  |__|__|__|__|__|__|__|__|__|__|__|

Nom de la banque / Name of the bank: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Nom et/ou adresse de l'agence / Name and/or address of branch/agency:

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

----------------------------------------------------------------------------------------------------------------------------

Fait a / Done at:  ...................................    Date / Date:  ............................


Signature


ANNEXE 3
-------------------------------                      --------------------------------------------------------
Document a transmettre par fax a:
 Document to be sent per fax:       [SCOR LOGO]
                                                                  PLAN D'OPTIONS D'ACTIONS SCOR
BNP PARIBAS SECURITIES SERVICES                                      SCOR STOCK OPTIONS PLAN
       G.I.S. EMETTEURS                              DEMANDE DE CONVERSION AU PORTEUR ET DE VENTE D'ACTIONS
        STOCK OPTIONS                                   REQUEST FOR CONVERSION TO BEARER FORM AND SALE OF
    LES COLLINES DE L'ARCHE                                                  SHARES
     75450 PARIS CEDEX 09
     +33 (0)1 55 77 95 33
-------------------------------                      -------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Nom et prenom (en majuscules)
Name and forename (in capitals)
-----------------------------------------------------------------------------------------------------------
Date et lieu de naissance        |___/___/_____|      |____________________| |____|  |____________________|
(mention obligatoire)             Date de naissance      Lieu de naissance:  Ville, Departement, Pays
Date and place of birth           Date of birth          Place of birth:  Town, County, Country
(compulsory mention)
-----------------------------------------------------------------------------------------------------------
Nationalite / Nationality
-----------------------------------------------------------------------------------------------------------
Numero de Securite Sociale       |___|___|___|___|____|____|
(for French resident only)
-----------------------------------------------------------------------------------------------------------
Adresse du domicile fiscal
Address of tax domicile
-----------------------------------------------------------------------------------------------------------
Adresse courrier (si differente)
Postal address (if different)
-----------------------------------------------------------------------------------------------------------

detenteur de  ...............  actions SCOR,  creees dans le cadre de plans d'options de souscription /
d'achat, demande par la presente la conversion au porteur de:
holder of ............  shares SCOR, created through Options Plans of subscription / purchase,  demands through this document the transfer of my shares in bearer form:

-       Actions:  .................. (nombre en chiffres) ........................ (nombre en lettres),
-       Shares:  ................... (number in figures) ......................... (number in letters),

   que je vous demande de vendre (cocher le choix retenu):
   I instruct you to sell these shares:  (tick box as appropriate)

|_|   Au Marche                         ou     |_| Au cours limite (1) de  (euro) ............
      Market order (order at best)

  Je demande a ce que le montant de la vente, net de la commission de banque et des frais de bourse (2)
  soit verse sur mon compte:

I request that the sales proceeds, net of any bank commissions and brokerage fees, to be credited on my account:
--------------------------------------------------------------------------------------------------------------------------
Coordonnees  bancaires  d'un  compte en  France  (joindre  un releve  d'identite bancaire (RIB), postal 'RIP) ou Caisse
d'Epargne (RICE):

Nom de la banque: .........................................................................................................

      Code banque           |           Code guichet     |      Numero de compte                          |     Cle
                            |                            |                                                |
      |     |       |       |      |     |       |       |      |      |      |      |      |      |      |      |      |
      |     |       |       |      |     |       |       |      |      |      |      |      |      |      |      |      |
----------------------------------------------------------------------------------------------------------------------------
Coordonnees bancaires d'un compte hors de France / Bank information on an account abroad:
-----------------------------------------------------------------------------------------

Reference codee de la banque:   |__|__|__|__|__|__|__|__|__|__|  Reference codee du guichet ou agence:   |__|__|__|__|__|
Coded  reference  of the bank:                                   Coded reference of the branch or agency:

Reference du compte premiere partie / Reference of the account first part: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Reference du compte deuxieme partie:  |__|__|__|__|__|__|__|__|__|__| Element de controle final:  |__|__|__|__|__|
Reference of the account second part:                                 Element of final control:

Code SWIFT (ou code BIC) / SWIFT code (or BIC code):  |__|__|__|__|__|__|__|__|__|__|__|

Nom de la banque / Name of the bank: |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

Nom et/ou adresse de l'agence / Name and/or address of branch/agency:

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|

----------------------------------------------------------------------------------------------------------------------------

_______________________________
Il appartient au  beneficiaire  de conserver  une copie du document / It is the  responsibility  of the beneficiary to keep a copy of this document


   Date             et              signature      /        Date            and             signature       :
   ..............................................................................................

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